Exhibit 99.1

___________________________________________________________

Engility Reports First Quarter 2016 Results

•	First quarter 2016 revenue of $523 million and adjusted diluted EPS of $0.24

•	First quarter 2016 cash flow from operations of $30 million

•	Company reiterates fiscal year 2016 guidance

CHANTILLY, VA - May 5, 2016 - Engility Holdings, Inc. (NYSE: EGL) today announced financial results for the first quarter ended April 1, 2016.
First Quarter 2016 Results
Total revenue for the first quarter of 2016 was $523 million. GAAP operating income was $26 million and GAAP operating margin was 5.1%. GAAP net loss attributable to Engility was $3 million, or $0.09 per diluted share. Cash flow from operating activities was $30 million.
Adjusted operating income was $40 million and adjusted operating margin was 7.6%. Adjusted net income attributable to Engility was $9 million, or $0.24 per diluted share. Adjusted EBITDA was $44 million and adjusted EBITDA margin was 8.5%.
Engility's adjusted results for net income, operating margin and EBITDA exclude $4 million of acquisition and integration costs. Adjusted operating margin and adjusted net income also exclude $9 million of amortization of intangible asset expenses associated with the TASC and DRC acquisitions. Information about the Company's use of non-GAAP financial information is provided below under “Non-GAAP Measures.”
CEO Commentary
“Engility posted solid results this quarter and we are on track to meet our guidance for fiscal year 2016,” said Lynn Dugle, Chief Executive Officer of Engility. “With the integration of TASC effectively complete, we are concentrating our efforts on organic growth, attracting and retaining the best talent and paying down our debt. I am confident that we are putting the right foundation in place to position the company for long-term success.”
Key Performance Indicators for the First Quarter of 2016

•	Book-to-bill ratio was 0.8x on net bookings of $396 million.

•	Funded backlog was $824 million and total backlog was $2.9 billion.

•	Days sales outstanding (DSO), net of advanced payments, was 59 days.

•
During the first quarter of 2016, the Company purchased $10 million of its second lien term loan. Immediately upon purchase, this $10 million was deemed canceled and no longer outstanding, bringing the Company's second lien debt balance down to $390 million.

Significant First Quarter 2016 Awards

•
Awarded an $82 million sole source renewal contract to provide classified systems engineering, intelligence analysis and program management support to the U.S. Department of Defense. In addition to systems engineering expertise, intel analysis and program management, the scope of work on this contract will include logistical expertise, security administration support, financial analysis, technical analysis on a variety of domains, and geographic information systems support and data management. Work performed under this five-year contract will be done on a cost-plus-fixed-fee basis.

•
Awarded four Intelligence Community contracts totaling $102 million. These wins represent a mix of sole source, recompete and new contract wins. The Company has been supporting intelligence agencies on missions of national importance for more than 40 years. Our deep domain knowledge and specialized expertise across all intelligence disciplines enables the Company to help its customers anticipate change and meet rapidly evolving threats.

Fiscal Year 2016 Guidance
The Company is reiterating the fiscal year 2016 guidance it issued on March 3, 2016, based on Engility’s financial results for the first quarter of 2016 and its outlook for the remainder of 2016. The table below summarizes the Company’s fiscal year 2016 guidance.

Fiscal Year 2016 Guidance
Revenue	$2.0 billion - $2.15 billion
GAAP Diluted EPS (1)	$0.03 - $0.18
Adjusted Diluted EPS (1)	$1.00 - $1.15
Adjusted EBITDA (1)	$180 million - $190 million
GAAP operating cash flow	$105 million - $115 million

(1) 2016 GAAP and adjusted diluted EPS guidance assumes weighted-average outstanding shares of approximately 37.5 million. GAAP diluted EPS assumes a full-year effective tax rate of 27 percent. Adjusted diluted EPS assumes total cash tax payments of approximately $1 million. The adjusted diluted EPS and adjusted EBITDA guidance excludes approximately $35 million of amortization of acquired intangible assets, and deal and integration costs associated with the TASC acquisition.
Management Changes

•
On March 1, 2016, the Board of Directors of Engility announced the appointment of Lynn Dugle as the Company’s Chief Executive Officer, effective March 21, 2016. John Hynes, Engility’s Executive Vice President and Chief Operating Officer, was promoted to President and Chief Operating Officer, effective February 29, 2016.

•
On May 2, 2016, the Company announced Susan Balaguer has been appointed Senior Vice President and Chief Human Resources (HR) officer reporting directly to CEO Lynn Dugle. Balaguer has over 27 years of HR experience and joins Engility from CACI International Inc., where she served as Senior Vice President, Human Resources Operations.

Non-GAAP Measures
The tables under "Engility Holdings, Inc. Reconciliation of Non-GAAP Measures" present Adjusted Operating Income, Adjusted Operating Margin, Earnings before Interest, Taxes, Depreciation, and Amortization (EBITDA), Adjusted EBITDA, EBITDA Margin, Adjusted EBITDA Margin, Adjusted Net Income, and Adjusted Diluted EPS, reconciled to their most directly comparable GAAP measure. These financial measures are calculated and presented on the basis of methodologies other than in accordance with U.S. Generally Accepted Accounting Principles ("Non-GAAP Measures"). Engility has provided these Non-GAAP Measures to adjust for, among other things, the impact of transaction and integration costs and amortization expenses related to our acquisitions of TASC and DRC, as well as restructuring and legal and settlement costs. These items have been adjusted because they are not considered core to the Company’s business or otherwise not considered operational or because these charges are non-cash or non-recurring. The Company presents these Non-GAAP Measures because management believes that they are meaningful to understanding Engility’s performance during the periods presented and the Company’s ongoing business. Non-GAAP Measures are not prepared in accordance with GAAP and therefore are not necessarily comparable to similarly titled metrics or the financial results of other companies. These Non-GAAP Measures should be considered a supplement to, not a substitute for, or superior to, the corresponding financial measures calculated in accordance with GAAP.
Conference Call Information
Engility will host a conference call at 5 p.m. Eastern Time on May 5, 2016 (today), to discuss the financial results for its first quarter 2016.
Listeners may access a webcast of the live conference call from the Investor Relations section of the company's website at http://www.EngilityCorp.com. Listeners also may access a slide presentation on the website which summarizes the Company’s 2016 first quarter results and its fiscal year 2016 guidance. Listeners should go to the website at least 15 minutes before the live event to download and install any necessary audio software.
Listeners also may participate in the conference call by dialing (888) 655-5029 (domestic) or (503) 343-6026 (international) and entering pass code 87633538.
A replay will be available on the company's website approximately two hours after the conference call and continuing for one year. A telephonic replay also will be available through May 12, 2016 at (855) 859-2056 (domestic) or (404) 537-3406 (international) and entering pass code 87633538.
About Engility
Engility (NYSE: EGL) is engineered to make a difference. Built on five decades of heritage, Engility is a leading provider of integrated solutions and services for the U.S. government, supporting customers throughout defense, intelligence, space, federal civilian and international communities. Engility delivers world-class performance, efficiency and best value in a broad range of services from global security to information security, and international development to research and development. Headquartered in Chantilly, Virginia, and with offices around the world, Engility draws upon its intimate understanding of customer needs, deep domain expertise, and skilled team to develop and deliver on-target solutions for critical missions. To learn more about Engility, please visit www.engilitycorp.com and connect with us on Facebook, LinkedIn and Twitter.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding Engility’s future prospects, projected financial results, estimated integration costs and acquisition related amortization expenses, business plans, as well as the TASC transaction and its expected benefits and the timing of such benefits. Words such as "may," "will," "should," "likely," "anticipates," "expects," "intends," "plans," "projects," "believes," "estimates" and similar expressions are also used to identify these forward-looking statements. These statements are based on the current beliefs and expectations of Engility’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause Engility’s actual results to differ materially from those described in the forward-looking statements can be found under the heading "Risk Factors" included in our Annual Report on Form 10-K for the year ended December 31, 2015, and more recent documents that have been filed with the Securities and Exchange Commission (SEC) and are available on the investor relations section of Engility’s website (http://www.engilitycorp.com) and on the SEC’s website (www.sec.gov).

Forward-looking statements are made only as of the date hereof, and we undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, historical information should not be considered as an indicator of future performance.

Media:                                Investor Relations:
Eric Ruff                            Dave Spille
Engility Holdings, Inc.                    Engility Holdings, Inc.
(703) 375-6463                        (703) 375-4221
eric.ruff@engilitycorp.com                     dave.spille@engilitycorp.com

ENGILITY HOLDINGS, INC.
UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended
	April 1, 2016	March 31, 2015	Change
Revenue	$522,779	$402,647	$120,132
Costs and expenses
Cost of revenue	449,330	343,465	105,865
Selling, general and administrative expenses	46,976	58,879	(11,903)
Total costs and expenses	496,306	402,344	93,962
Operating income	26,473	303	26,170
Interest expense, net	29,439	18,594	10,845
Other expenses, net	(61)	(27)	(34)
Loss before income taxes	(3,027)	(18,318)	15,291
Benefit for income taxes	(902)	(5,677)	4,775
Net loss	(2,125)	(12,641)	10,516
Less: Net income attributable to non-controlling interest	1,105	726	379
Net loss attributable to Engility	$(3,230)	$(13,367)	$10,137

Loss per share attributable to Engility
Basic	$(0.09)	$(0.55)	$0.46
Diluted	$(0.09)	$(0.55)	$0.46

Weighted average number of shares outstanding
Basic	36,715	24,379
Diluted	36,715	24,379

ENGILITY HOLDINGS, INC.
UNAUDITED CONSOLIDATED BALANCE SHEETS
(in thousands)

	April 1, 2016	December 31, 2015
Assets:
Current assets:
Cash and cash equivalents	$39,398	$30,022
Receivables, net	378,182	381,760
Prepaid income taxes	4,742	5,003
Other current assets	24,579	24,655
Total current assets	446,901	441,440
Property, plant and equipment, net	44,077	44,120
Goodwill	1,093,178	1,093,178
Identifiable intangible assets, net	425,248	436,627
Deferred tax assets	234,355	235,397
Other assets	3,640	3,211
Total assets	$2,247,399	$2,253,973
Liabilities and Equity:
Current liabilities:
Current portion of long-term debt	$8,447	$8,447
Accounts payable, trade	59,036	54,345
Accrued employment costs	95,708	81,711
Accrued expenses	88,384	82,765
Advance payments and billings in excess of costs incurred	35,429	49,205
Deferred income taxes, current and income tax liabilities	996	695
Other current liabilities	32,579	36,293
Total current liabilities	320,579	313,461
Long-term debt	1,084,973	1,094,029
Income tax liabilities	66,776	68,000
Other liabilities	71,745	72,350
Total liabilities	1,544,073	1,547,840
Equity:
Preferred stock, par value $0.01 per share, 25,000 shares authorized, none issued or outstanding as of April 1, 2016 or December 31, 2015	—	—
Common stock, par value $0.01 per share, 175,000 shares authorized, 36,771 and 36,735 shares issued and outstanding as of April 1, 2016 and December 31, 2015, respectively	368	368
Additional paid-in capital	1,232,078	1,231,584
Accumulated deficit	(534,125)	(530,895)
Accumulated other comprehensive loss	(6,658)	(7,229)
Non-controlling interest	11,663	12,305
Total equity	703,326	706,133
Total liabilities and equity	$2,247,399	$2,253,973

ENGILITY HOLDINGS, INC.
UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended
	April 1, 2016	March 31, 2015
Operating activities:
Net loss	$(2,125)	$(12,641)
Share-based compensation	2,756	5,293
Depreciation and amortization	13,815	8,457
Amortization of bank debt fees	2,242	5,724
Deferred income taxes	183	9,049
Changes in operating assets and liabilities, excluding acquired amounts:
Receivables	3,578	(363)
Other assets	(91)	144
Accounts payable, trade	7,003	(18,370)
Accrued employment costs	13,997	(40,942)
Accrued expenses	5,619	(2,871)
Advance payments and billings in excess of costs incurred	(13,775)	1,820
Other liabilities	(3,471)	(3,009)
Net cash provided by (used in) operating activities	29,731	(47,709)
Investing activities:
Acquisitions, net of cash acquired	—	25,478
Capital expenditures	(3,879)	(246)
Net cash (used in) provided by investing activities	(3,879)	25,232
Financing activities:
Gross borrowings from issuance of long-term debt	—	585,000
Repayment of long-term debt	(11,298)	(337,337)
Gross borrowings from revolving credit facility	15,000	107,000
Repayments of revolving credit facility	(15,000)	(60,000)
Debt issuance costs	—	(42,425)
Equity issuance costs	—	(1,725)
Proceeds from share-based payment arrangements	—	279
Payment of employee withholding taxes on share-based compensation	(1,770)	(5,953)
Excess tax deduction on share-based compensation	—	4,138
Dividends paid	(1,661)	(201,400)
Distributions to non-controlling interest member	(1,747)	—
Net cash (used in) provided by financing activities	(16,476)	47,577
Net change in cash and cash equivalents	9,376	25,100
Cash and cash equivalents, beginning of period	30,022	7,123
Cash and cash equivalents, end of period	$39,398	$32,223

ENGILITY HOLDINGS, INC.
RECONCILIATION OF NON-GAAP MEASURES

The following tables set forth a reconciliation of each of these Non-GAAP Measures to the most directly comparable GAAP measure for the periods presented.
Adjusted Operating Income and Adjusted Operating Margin
(dollars in thousands)

	Three Months Ended
	April 1, 2016	March 31, 2015
Operating income	$26,473	$303

Adjustments
Acquisition and restructuring-related expenses excluding amortization	4,197	23,885
Acquisition-related intangible amortization	9,284	4,378
Legal and settlement costs	—	154
Total adjustments	13,481	28,417

Adjusted operating income	$39,954	$28,720

Operating margin	5.1%	0.1%
Adjusted operating margin	7.6%	7.1%

ENGILITY HOLDINGS, INC.
Adjusted Earnings Per Share
(in thousands, except per share data)

	Three Months Ended
	April 1, 2016	March 31, 2015
GAAP net loss attributable to Engility	$(3,230)	$(13,367)
Net income attributable to non-controlling interest	1,105	726

GAAP loss	(2,125)	(12,641)
Benefit for income taxes	(902)	(5,677)
Income tax rate	29.8%	31.0%

GAAP loss before taxes	(3,027)	(18,318)

Adjustments
Acquisition and restructuring-related expenses excluding amortization	4,197	23,885
Acquisition-related intangible amortization	9,284	4,378
Legal and settlement costs	—	154
Bank fees previously capitalized and included in interest expense	—	4,602
Total adjustments	13,481	33,019

Adjusted income before income tax	10,454	14,701
Cash paid for income taxes	407	3,890
Adjusted income tax rate	3.9%	26.5%

Adjusted net income	10,047	10,811
Less: Net income attributable to non-controlling interest	1,105	726

Adjusted net income attributable to Engility	$8,942	$10,085

Adjusted diluted earnings per share attributable to Engility	$0.24	$0.40

GAAP diluted loss per share attributable to Engility	$(0.09)	$(0.55)

Diluted weighted average number of shares outstanding - Adjusted	37,344	25,051
Diluted weighted average number of shares outstanding - GAAP	36,715	24,379

ENGILITY HOLDINGS, INC.
Earnings before interest, taxes, depreciation, and amortization (EBITDA) and Adjusted EBITDA
(dollars in thousands)

	Three Months Ended
	April 1, 2016	March 31, 2015
Net loss	$(2,125)	$(12,641)

Interest, taxes, and depreciation and amortization
Interest expense	29,439	18,594
Provision (benefit) for income taxes	(902)	(5,677)
Depreciation and amortization	13,815	8,457
EBITDA	40,227	8,733

Adjustments to EBITDA
Acquisition and restructuring-related expenses excluding amortization	4,197	23,885
Legal and settlement costs	—	154
	4,197	24,039

Adjusted EBITDA	$44,424	$32,772

EBITDA margin	7.7%	2.2%
Adjusted EBITDA margin	8.5%	8.1%